Skillz Announces First Quarter 2023 Results

SAN FRANCISCO--(BUSINESS WIRE), May 9, 2023-- Skillz Inc. (NYSE: SKLZ) (“Skillz” or the “Company”), the leading mobile games platform bringing fair competition to players worldwide, today announced results for the first quarter ending March 31, 2023.

First Quarter Financial Update:
•Revenue of $44.4 million.
•Gross profit of $39.8 million.
•Net loss of $35.6 million.
•Adjusted EBITDA1 of $(20.9) million.
•Paying monthly active users (PMAU)2 of 214 thousand.
•Average Revenue Per Paying Monthly Active User (ARPPU)3 of $69.1.
•Research and Development was $8.9 million.
•Sales and Marketing was $34.9 million.
•General and Administrative was $28.1 million.
•Cash, cash equivalents, and marketable securities as of March 31, 2023 of $520.9 million.
•Debt outstanding as of March 31, 2023 of $273.6 million.

“In the first quarter, we continued to make progress on our four pillars to bring the company to profitability that we laid out last year,” said Andrew Paradise, Skillz’s CEO. “Although we are very much in the middle of a turnaround, we are cautiously optimistic about our progress.”

Restatement of Previously Issued Financial Statements
As disclosed, we restated the consolidated financial statements and amended certain information for the years ended December 31, 2021 and 2020 presented in its Annual Report on Form 10-K for the year ended December 31, 2022, necessary to correct for the following errors: (i) an understatement of end-user liability, (ii) an understatement of reserves for potential indirect tax liabilities, (iii) an understatement of impairment of long-lived assets, (iv) other adjustments and (v) income tax adjustments due to the aforementioned errors. In addition, we restated our unaudited quarterly financial data for the periods ended September 30, 2022, 2021 and 2020, June 30, 2022, 2021 and 2020, and March 31, 2022, 2021 and 2020. Such restated and unaudited quarterly financial data and related impacted amounts were presented in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022.

Investor Conference Call
Skillz will host a live conference call at 4:30 p.m. Eastern Time today. Access to a live audio-webcast of the discussion in listen-only mode, as well as an archived replay of the webcast afterward, will be available through links posted in the events section of our investor relations website at https://investors.skillz.com/events-and-presentations. An audio replay of the Q&A conference call will be available through Tuesday, May 9, 2023 and can be accessed by dialing 1 (866) 813-9403 (US) or +44 204 525 0658 (international) and entering the passcode 283016.

About Skillz Inc.
Skillz is the leading mobile games platform dedicated to bringing out the best in everyone through competition. The Skillz platform helps developers create multi-million dollar franchises by enabling social competition in their games. Leveraging its patented technology, Skillz hosts billions of casual eSports tournaments for millions of mobile players worldwide, with the goal of building the home of competition for all. Skillz has earned recognition as one of Fast Company’s Best Workplaces for Innovators, CNBC’s Disruptor 50, Forbes’ Next Billion-Dollar Startups, Fast Company’s Most Innovative Companies, and the number-one fastest-growing company in America on the Inc. 5000. www.skillz.com

1. Adjusted EBITDA is a non-GAAP metric; for a reconciliation of each measure against its most comparable GAAP metric, please see the section titled “Use of Non-GAAP Financial Measures” in this press release.
2. “Paying Monthly Active Users” or “PMAUs” means the number of end-users who entered into a paid contest hosted on Skillz’s platform at least once in a month, averaged over each month in the period.
3. “Average Revenue Per Paying Monthly Active User” or “ARPPU” means the average revenue in a given month divided by Paying MAUs in that month, averaged over the period and does not include a deduction for end-user incentives that are included in sales and marketing expense.

Use of Non-GAAP Financial Measures
In this press release, the Company includes Adjusted EBITDA, which is a non-GAAP performance measure that the Company uses to supplement its results presented in accordance with U.S. GAAP. The Company’s management believes Adjusted EBITDA is useful in evaluating its operating performance and is a similar measure reported by publicly-listed U.S. competitors, and regularly used by security analysts, institutional investors, and other interested parties in analyzing operating performance and prospects. By providing this non-GAAP measure, the Company’s management intends to provide investors with a meaningful, consistent comparison of the Company’s profitability for the periods presented. Non-GAAP operating expense is also included in this press release, which is a non-GAAP financial measure. The Company’s management believes non-GAAP operating expense is useful to investors and analysts as a supplement to its financial information prepared in accordance with GAAP for analyzing operating performance and identifying operating trends in its business. The Company uses non-GAAP operating expense internally to facilitate period-to-period comparisons and analysis in order to make operating decisions. As required by the rules of the SEC, the Company has provided herein a reconciliation of Adjusted EBITDA and non-GAAP operating expense to the most directly comparable measures under GAAP. Adjusted EBITDA and non-GAAP operating expense are not intended to be substitutes for any U.S. GAAP financial measures and, as calculated, may not be comparable to other similarly titled financial measures of other companies in other industries or within the same industry.

The Company defines and calculates Adjusted EBITDA as net loss before interest expense, net; (benefit) or provision for income taxes; depreciation and amortization, and other income or expense, net; as further adjusted for stock-based compensation and other special items determined by management, including, but not limited to, impairment charges, loss contingency accruals, restructuring charges and one-time nonrecurring expenses. The Company defines and calculates non-GAAP operating expense as GAAP operating expense adjusted for stock-based compensation, one-time transaction expenses and other special items determined by management as they are not indicative of business operations.

The Company does not provide a reconciliation for non-GAAP estimates on a forward-looking basis as it is unable to provide a meaningful calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the timing or amount of various items that would impact the most directly comparable forward-looking U.S. GAAP financial measures that have not yet occurred, are out of the Company’s control and/or cannot be reasonably predicted. Forward-looking non-GAAP financial measures provided without the most directly comparable U.S. GAAP financial measures may vary materially from the corresponding U.S. GAAP financial measures.

Forward-Looking Statements
This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. The Company’s actual results may differ from its expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements.

These forward-looking statements involve significant risks and uncertainties that could cause the Company’s actual results to differ materially from those discussed in the forward-looking statements. Most of these factors are outside of the Company’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to, the ability of Skillz to: effectively compete in the global entertainment and gaming industries; attract and retain successful relationships with the third party developers who develop and update the games hosted on Skillz platform; comply with laws and regulations applicable to its business; the commercial, reputational and regulatory risks to our business that may arise as a consequence of our need to restate our financial statements; any disruption to our business that may occur on a longer-term basis should we be unable to remediate during fiscal year 2023 certain material weaknesses in our internal controls over financial reporting; as well as other risks and uncertainties indicated from time to time in the Company’s SEC filings, including those under “Risk Factors” therein, which are available on the SEC’s website at www.sec.gov. Additional information will be made available in other filings that the Company makes from time to time with the SEC. In addition, any forward-looking statements contained in this press release are based on assumptions that the Company believes to be reasonable as of this date. The Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date of this press release or to reflect new information or the occurrence of unanticipated events, except as required by law.

Source: Skillz Inc.

Contacts:
Investors: ir@skillz.com
Media: press@skillz.com

Skillz Inc.
Consolidated Statements of Operations and Comprehensive Loss
(in thousands, except for number of shares and per share amounts)

	Three Months Ended March 31,
	2023	2022
Revenue	$44,383	$91,864
Costs and expenses:
Cost of revenue	4,582	9,200
Research and development	8,881	18,650
Sales and marketing	34,918	117,345
General and administrative	28,070	92,723
Total costs and expenses	76,451	237,918
Loss from operations	(32,068)	(146,054)
Interest expense, net	(3,494)	(8,157)
Change in fair value of common stock warrant liabilities	(1)	4,462
Other income (expense), net	39	(28)
Loss before income taxes	(35,524)	(149,777)
Provision (benefit) from income taxes	69	(213)
Net loss	$(35,593)	$(149,564)
Net loss per share attributable to common stockholders – basic and diluted	$(0.09)	$(0.37)
Weighted average common shares outstanding – basic and diluted	417,665,863	401,653,954

Other comprehensive income (loss):
Change in unrealized gain (loss) on available-for-sale investments, net of tax	997	(2,046)
Total other comprehensive income (loss)	997	(2,046)
Total comprehensive loss	$(34,596)	$(151,610)

Skillz Inc.
Consolidated Balance Sheets
(in thousands, except for number of shares and par value per share amounts)

	March 31,	December 31,
	2023	2022
Assets
Current assets:
Cash and cash equivalents	$415,329	$362,516
Marketable securities, current	88,779	127,268
Accounts receivable, net	9,544	7,177
Prepaid expenses and other current assets	7,920	4,722
Total current assets	521,572	501,683
Property and equipment, net	13,981	2,991
Operating lease right-of-use assets, net	321	472
Marketable securities, non-current	16,790	56,728
Non-marketable equity securities	55,649	55,649
Other long-term assets	3,849	3,772
Total assets	$612,162	$621,295
Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$4,682	$1,696
Operating lease liabilities, current	2,018	2,133
Other current liabilities	64,579	45,666
Total current liabilities	71,279	49,495
Operating lease liabilities, non-current	11,512	11,942
Common stock warrant liabilities, non-current	290	289
Long-term debt, non-current	273,617	272,781
Other long-term liabilities	1,078	8,387
Total liabilities	357,776	342,894
Commitments and contingencies
Stockholders’ equity:
Preferred stock $0.0001 par value; 10 million shares authorized — 0 issued and outstanding as of March 31, 2023 and December 31, 2022	—	—
Common stock $0.0001 par value; 625 million shares authorized; Class A common stock – 500 million shares authorized; 354 million and 353 million shares issued and outstanding as of March 31, 2023 and December 31, 2022, respectively; Class B common stock – 125 million shares authorized; 69 million shares issued and outstanding as of March 31, 2023 and December 31, 2022	41	41
Additional paid-in capital	1,163,612	1,153,031
Accumulated other comprehensive loss	(566)	(1,563)
Accumulated deficit	(908,701)	(873,108)
Total stockholders’ equity	254,386	278,401
Total liabilities and stockholders' equity	$612,162	$621,295

Skillz Inc.
Consolidated Statement of Cash Flows
(in thousands)

	Three Months Ended March 31,
	2023	2022
Operating Activities
Net loss	$(35,593)	$(149,564)
Adjustment to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	626	5,539
Stock-based compensation	10,548	77,879
Accretion of unamortized debt discount and amortization of debt issuance costs	837	824
Amortization of premium (accretion of discount) for marketable securities	53	984
Deferred income taxes	—	(318)
Change in fair value of common stock warrant liabilities	1	(4,462)
Changes in operating assets and liabilities:
Accounts receivable, net	(2,367)	(158)
Prepaid expenses and other assets	(3,276)	(5,676)
Operating lease right-of-use assets	151	534
Accounts payable	2,986	(5,613)
Operating lease liabilities	(545)	(473)
Other accruals and liabilities	11,880	(2,946)
Net cash used in operating activities	(14,699)	(83,450)
Investing Activities
Purchases of property and equipment, including internal-use software	(11,608)	(107)
Purchases of marketable securities	—	(149,495)
Proceeds from maturities of marketable securities	37,640	25,593
Proceeds from sales of marketable securities	41,729	83,265
Net cash provided by (used in) investing activities	67,761	(40,744)
Financing Activities
Principal payments on finance leases obligations	(282)	(840)
Payments for debt issuance costs	—	(1,976)
Net proceeds from exercise of stock options and issuance of common stock	33	236
Net cash provided by (used in) financing activities	(249)	(2,580)
Net change in cash, cash equivalents and restricted cash	52,813	(126,774)
Cash, cash equivalents and restricted cash – beginning of year	365,436	244,252
Cash, cash equivalents and restricted cash – end of period	$418,249	$117,478

Skillz Inc.
Reconciliation of GAAP Net Loss to Adjusted EBITDA
(in thousands)

	Three Months Ended March 31,
	2023	2022
Net loss	$(35,593)	$(149,564)
Interest expense, net	3,494	8,157
Stock-based compensation(2)	10,548	77,879
Change in fair value of common stock warrant liabilities	1	(4,462)
(Benefit) provision for income taxes	69	(213)
Depreciation and amortization	627	5,539
Other (income) expense, net	(39)	28
One-time nonrecurring expenses(1)	—	119
Adjusted EBITDA	$(20,893)	$(62,517)
(1) For the three months ended March 31, 2022, amounts represent one-time nonrecurring expenses related to IPO bonuses for certain employees, net of amounts forfeited by terminated employees.
(2) For the three months ended March 31, 2022, amount includes stock-based compensation recognized for the cancellation of the Chief Executive Officers’ award of 16,119,540 performance share units granted on September 14, 2021 (the “CEO Performance Stock Units”).

Skillz Inc.
Reconciliation of GAAP to Non-GAAP Operating Expenses
(in thousands)

	Three Months Ended March 31,
	2023	2022
Research and development (3) (As Restated)	$8,881	$18,650
Less: stock-based compensation	(1,206)	(2,288)
Non-GAAP research and development	$7,675	$16,362

Sales and marketing (4) (As Restated)	$34,918	$117,345
Less: stock-based compensation	(1,904)	(2,893)
Non-GAAP sales and marketing	$33,014	$114,452

General and administrative (5) (As Restated)	$28,070	$92,723
Less: stock-based compensation(2)	(7,438)	(72,698)
Less: one-time nonrecurring expenses(1)	—	(119)
Non-GAAP general and administrative	$20,632	$19,906
(1) For the three months ended March 31, 2022, amounts represent one-time nonrecurring expenses related to IPO bonuses for certain employees, net of amounts forfeited by terminated employees.
(2) For the three months ended March 31, 2022, amount includes stock-based compensation recognized for the cancellation of the Chief Executive Officers’ award of 16,119,540 performance share units granted on September 14, 2021 (the “CEO Performance Stock Units”).
(3) Research and development expenses for the three months ended March 31, 2022 are different from previously reported amounts as they have been adjusted to reflect an increase of $0.3 million associated with corrections to previously reported amounts.
(4) Sales and marketing expenses for the three months ended March 31, 2022 are different from previously reported amounts as they have been adjusted to reflect an increase of $13 thousand associated with corrections to previously reported amounts.
(5) General and administrative expenses for the three months ended March 31, 2022 are different from previously reported amounts as they have been adjusted to reflect an increase of $0.1 million associated with corrections to previously reported amounts.

Skillz Inc.
Supplemental Financial Information
(in millions, except ARPU and ARPPU)

	Three Months Ended March 31,
	2023	2022
Gross marketplace volume (“GMV”) (000s)(1)	$277,632	$552,134
Paying monthly active users (“PMAUs”) (000s)(2)	214	569
Monthly active users (“MAUs”) (000s)(3)	1,176	3,229
Average GMV per paying monthly active user(4)	$432.4	$323.4
Average GMV per monthly active user(5)	$78.7	$57.0
Average revenue per paying monthly active user (“ARPPU”)(6)	$69.1	$53.8
Average revenue per monthly active user (“ARPU”)(7)	$12.6	$9.5
Paying MAU to MAU ratio	18%	18%
Average end-user incentives, included as sales and marketing expense, per paying active user(8)	$27.40	$24.97
Average end-user incentives, included as sales and marketing expense, per playing active user(9)	$4.98	$4.40

(1) “GMV” or “Gross Marketplace Volume” means the total entry fees paid by users for contests hosted on Skillz’ platform. Total entry fees include entry fees paid by end-users using cash deposits, prior winnings from end-users’ accounts that have not been withdrawn, and end-user incentives used to enter paid entry fee contests.
(2) “Paying Monthly Active Users” or “PMAUs” means the number of end-users who entered into a paid contest hosted on Skillz’ platform at least once in a month, averaged over each month in the period.
(3) “Monthly Active Users” or “MAUs” means the number of playing end-users who entered into a paid or free contest hosted on Skillz’ platform at least once in a month, averaged over each month in the period.
(4) “Average GMV Per Paying Monthly Active User” means the average GMV in a given month divided by Paying MAUs in that month, averaged over the period.
(5) “Average GMV Per Monthly Active User” means the average GMV in a given month divided by MAUs in that month, averaged over the period.
(6) “Average Revenue Per Paying Monthly Active User” or “ARPPU” means the average revenue in a given month divided by Paying MAUs in that month, averaged over the period and does not include a deduction for end-user incentives that are included in sales and marketing expense.
(7) “Average Revenue Per Monthly Active User” or “ARPU” means the average revenue in a given month divided by MAUs in that month, averaged over the period and does not include a deduction for end-user incentives that are included in sales and marketing expense.
(8) Amount reflects the average end-user incentives included in sales and marketing expense in a given month divided by PMAUs in that month, averaged over the period.
(9) Amount reflects the average end-user incentives included in sales and marketing expense in a given month divided by MAUs in that month, averaged over the period.